Schedule A

List of Entities Covered by the Global Custody and Fund Accounting Agreement

Amended as of August 20, 2014

JPMorgan Institutional Trust

JPMorgan Intermediate Bond Trust

JPMorgan Core Bond Trust

JPMorgan Equity Index Trust

J.P. Morgan Fleming Mutual Fund Group, Inc

JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Group (in the process of wrapping up operations)

JPMorgan Short Term Bond Fund II (liquidated on 11/29/12)

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

JPMorgan Insurance Trust

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Equity Index Portfolio (to be liquidated on or about 12/12/14)

JPMorgan Insurance Trust Global Allocation Portfolio (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan Insurance Trust Income Builder Portfolio (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan Insurance Trust International Equity Portfolio (to be liquidated on or about 12/12/14)

JPMorgan Insurance Trust Intrepid Growth Portfolio (to be liquidated on or about 12/12/14)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

JPMorgan Insurance Trust Mid Cap Growth Portfolio (to be liquidated on or about 12/12/14)

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

JPMorgan Trust I

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

JPMorgan Alternative Strategies Fund

JPMorgan Asia Pacific Fund

JPMorgan California Municipal Money Market Fund

JPMorgan California Tax Free Bond Fund

JPMorgan China Region Fund

JPMorgan Commodities Strategy Fund

JPMorgan Corporate Bond Fund

JPMorgan Trust I (continued)

JPMorgan Current Income Fund

JPMorgan Current Yield Money Market Fund

JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund

JPMorgan Diversified Real Return Fund

JPMorgan Dynamic Growth Fund

JPMorgan Dynamic Income Fund

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Corporate Debt Fund

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Income Fund

JPMorgan Emerging Markets Local Currency Debt Fund

JPMorgan Equity Focus Fund

JPMorgan Equity Low Volatility Income Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan Europe Research Enhanced Equity Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan Federal Money Market Fund

JPMorgan Floating Rate Income Fund

JPMorgan Global Allocation Fund

JPMorgan Global Bond Opportunities Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Natural Resources Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Income Builder Fund

JPMorgan Income Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan International Currency Income Fund

JPMorgan International Equity Fund

JPMorgan International Opportunities Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan International Value SMA Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid European Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid International Fund

JPMorgan Trust I (continued)

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid Value Fund

JPMorgan Latin America Fund

JPMorgan Market Neutral Fund

JPMorgan Managed Income Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Multi-Cap Long/Short Fund

JPMorgan Multi-Sector Income Fund (to be renamed JPMorgan Unconstrained Debt Fund on or about 10/20/14)

JPMorgan New York Municipal Money Market Fund

JPMorgan New York Tax Free Bond Fund

JPMorgan Opportunistic Equity Long/Short Fund (effective upon the effectiveness of the Fund’s registration statement)

JPMorgan Prime Money Market Fund

JPMorgan Real Return Fund

JPMorgan Research Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

JPMorgan Short Duration High Yield Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan SmartAllocation Equity Fund

JPMorgan SmartAllocation Income Fund

JPMorgan SmartRetirement Blend Income Fund

JPMorgan SmartRetirement Blend 2015 Fund

JPMorgan SmartRetirement Blend 2020 Fund

JPMorgan SmartRetirement Blend 2025 Fund

JPMorgan SmartRetirement Blend 2030 Fund

JPMorgan SmartRetirement Blend 2035 Fund

JPMorgan SmartRetirement Blend 2040 Fund

JPMorgan SmartRetirement Blend 2045 Fund

JPMorgan SmartRetirement Blend 2050 Fund

JPMorgan SmartRetirement Blend 2055 Fund

JPMorgan Strategic Income Opportunities Fund

JPMorgan Strategic Preservation Fund (to be liquidated on or about 9/29/14)

JPMorgan Systematic Alpha Fund

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware High Income Fund

JPMorgan Tax Aware Income Opportunities Fund

JPMorgan Tax Aware Real Return Fund

JPMorgan Tax Aware Real Return SMA Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Total Emerging Markets Fund

JPMorgan Total Return Fund

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan Trust I (continued)

JPMorgan U.S. Research Equity Plus Fund

JPMorgan U.S. Small Company Fund

JPMorgan Value Advantage Fund

Security Capital U.S. Core Real Estate Securities Fund

JPMorgan Trust II

JPMorgan Arizona Municipal Bond Fund (to be reorganized into JPMorgan Intermediate Tax-Free Bond Fund on or about 8/22/14)

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Equity Income Fund

JPMorgan Equity Index Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund

JPMorgan Investor Growth Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan Limited Duration Bond Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan Market Expansion Enhanced Index Fund

JPMorgan Michigan Municipal Bond Fund (to be reorganized into JPMorgan Intermediate Tax-Free Bond Fund on or about 8/22/14)

JPMorgan Michigan Municipal Money Market Fund (to be liquidated on or about 12/15/14)

JPMorgan Mid Cap Growth Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Municipal Income Fund

JPMorgan Municipal Money Market Fund

JPMorgan Ohio Municipal Bond Fund (to be reorganized into JPMorgan Intermediate Tax-Free Bond Fund on or about 8/22/14)

JPMorgan Ohio Municipal Money Market Fund (to be liquidated on or about 12/15/14)

JPMorgan Short Duration Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan Tax Free Bond Fund

JPMorgan Treasury & Agency Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

UM Investment Trust

Undiscovered Managers Multi-Strategy Fund

Undiscovered Managers Funds

JPMorgan Realty Income Fund

Undiscovered Managers Behavioral Value Fund

Pacholder High Yield Fund, Inc.

This Schedule A supersedes and replaces any previously executed Schedule A between the parties.

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JPMorgan Trust I
JPMorgan Trust II
Undiscovered Managers Funds
J.P. Morgan Mutual Fund Group
J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Investment Trust
UM Investment Trust
JPMorgan Institutional Trust
JPMorgan Insurance Trust
Pacholder High Yield Fund, Inc.

By:

Name:

Title:

Date:

JPMorgan Chase Bank, N.A.

By:

Name:

Title:

Date: